SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 31, 1998


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



       000-22609                                          84-1339282
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(Commission File Number)                       (IRS Employer Identification No.)



700 QWEST TOWER, 555 SEVENTEENTH STREET           DENVER, COLORADO         80202
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 303-992-1400
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 4, 1999, the Registrant announced the consummation of the merger pursuant to the Agreement and Plan of Merger dated as of September 13, 1998 (the "Merger Agreement"), among Icon CMT Corp. ("Icon"), the Registrant and a wholly-owned subsidiary of the Registrant, providing for the merger of such subsidiary with and into Icon. As of December 31, 1998, the effective date of the merger, each outstanding share of common stock of Icon ("Icon Common Stock") was converted into the right to receive 0.3200 shares of the Registrant's common stock and cash in lieu of fractional shares, in accordance with the terms of the Merger Agreement.

         The press release dated January 4, 1999 of the Registrant and Icon announcing the consummation of the merger is filed with the Securities and Exchange Commission as Exhibit 99.1 to this Current Report on Form 8-K.

         The press release contains or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that include, among others (1) statements by the Registrant concerning the benefits expected to result from certain business activities and transactions and the Merger, including, without limitation, synergies in the form of increased revenues, decreased expenses and avoided expenses and expenditures that are expected to be realized by the Registrant after the closing of the Merger, (2) the Registrant's plans to complete the Qwest Network, an approximately 18,450 route-mile, coast-to-coast, technologically advanced fiber optic communications network, and (3) other statements by the Registrant of expectation, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts. The management of the Registrant cautions the reader that these forward-looking statements are subject to risks and uncertainties, including financial, regulatory environment, and trend projections, that could cause actual events or results to differ materially from those expressed or implied by the statements. Such risks and uncertainties include those risks, uncertainties and risk factors identified, among other places, under "RISK FACTORS" and RESULTS OF OPERATIONS" in the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, as amended. The most important factors that could prevent the Registrant from achieving its stated goals include, but are not limited to, (a) failure by the Registrant to construct the Qwest Network on schedule and on budget, (b) operating and financial risks related to managing rapid growth, integrating acquired businesses and sustaining operating cash flow to meet its debt service requirements, make capital expenditures and fund operations, (c) intense competition in the Registrant's communications services market, (d) the Registrant's ability to achieve Year 2000 compliance, (e) rapid and significant changes in technology and markets, and (f) adverse changes in the regulatory or legislative environment affecting the Registrant. These cautionary statements should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by the Registrant or persons acting on its behalf. The Registrant undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) The audited financial statements of Icon for the years ended December 31, 1995, 1996 and 1997 and the unaudited financial statements of Icon for the nine months ended September 30, 1997 and 1998 are incorporated by reference from Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-65095) filed by the Registrant on December 10, 1998.

         (b) The pro forma financial statements of the Registrant giving effect to the acquisition of Icon are filed with the Securities and Exchange Commission as Exhibit 99.2 to this Current Report on Form 8-K.

         (c)  Exhibits

              23.1   Consent of PricewaterhouseCoopers LLP.

              99.1 Press release of the Registrant and Icon CMT Corp. dated January 4, 1999.

              99.2   Pro Forma Financial Statements.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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                                 QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE:  January 13, 1999          By: /s/ Robert S. Woodruff
                                    ------------------------------------
                                    Robert S. Woodruff
                                    Executive Vice President and
                                    Chief Financial Officer

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

                                  EXHIBIT INDEX


Exhibit 23.1   Consent of PricewaterhouseCoopers LLP.


Exhibit 99.1 Press release of the Registrant and Icon CMT Corp. dated January 4, 1999.


Exhibit 99.2   Pro Forma Financial Statements.


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